                                 ANNUAL REPORT / OCTOBER 31 1998


                                 AIM GLOBAL GROWTH & INCOME FUND





     [COVER IMAGE]













[AIM LOGO APPEARS HERE]


                   INVEST WITH DISCIPLINE-REGISTERED TRADEMARK-

[COVER IMAGE]

HEROES ON WHEELS BY JANE WOOSTER SCOTT JANE WOOSTER SCOTT'S IMAGINATIVE PAINTING OF A CYCLING CHAMPIONSHIP CAPTURES THE SPIRIT OF AN INTERNATIONAL CELEBRATION. LIKE SPORTS, INVESTING ALSO BRINGS THE WORLD TOGETHER, UNITING AND ENRICHING PEOPLE THROUGHOUT THE GLOBE.

AIM Global Growth & Income Fund is for
shareholders who seek long-term capital appreciation and current income. The Fund invests in stocks of blue chip companies and high-quality government bonds from around the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

-    AIM Global Growth & Income Fund (formerly GT Global Growth & Income
     Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 10/31/98 the Fund paid distributions of $0.37, $0.32, and $0.40 for Class A, B, and Advisor Class shares, respectively.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge. Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

- The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.

- The EAFE-REGISTERED TRADEMARK- (Europe, Australasia, and the Far East) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.

- A direct investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                        AIM GLOBAL GROWTH & INCOME FUND

                             ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD OF THE FUND APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

     We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

     Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.

     Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)

THE FISCAL YEAR CLOSED WITH INTERNATIONAL EQUITIES RALLYING AND BONDS LOSING SOME OF THEIR MOMENTUM.

     Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.

     However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

-    broad portfolio diversification;

- realistic expectations, recognizing that the potential for downturns is always present; and

-    as always, long-term thinking.

     Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

We thank you for your continued participation in The AIM Family of Funds-REGISTERED TRADEMARK-.

Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                        AIM GLOBAL GROWTH & INCOME FUND

                        ANNUAL REPORT / MANAGERS' OVERVIEW


GROWTH AND INCOME STRATEGY PRODUCES STELLAR PERFORMANCE


GLOBAL AND DOMESTIC MARKETS WERE VOLATILE FOR MUCH OF THE REPORTING PERIOD. HOW DID AIM GLOBAL GROWTH & INCOME FUND PERFORM?

The Fund turned in an outstanding performance over the fiscal year ending October 31, 1998. Class A shares reported a total annual return of 17.76% while Class B shares reported a 16.93% total annual return.

HOW DID THE GLOBAL MARKETS PERFORM DURING THE REPORTING PERIOD?

The bull market in the United States and Europe roared in the first part of the year, then came to an abrupt halt in the summer. Major indexes that reached all-time highs in July plummeted by nearly 20% in August, signaling an instant bear market. A number of events converged to create the sharp downturn. Currency devaluations occurred in Thailand, Malaysia, Indonesia, and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt. As Russia created a floating exchange rate for the ruble, its currency valuation plummeted. Fears of a global credit crunch spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt.

The one bright spot throughout the turmoil was the government bond market. In the unsettled stock market environment, investors worldwide flocked to U.S. Treasury issues because of their relative safety and liquidity. Treasury securities soared in price, sending their yields to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell from 5.93% on March 31, 1998, to 4.96% at the end of the reporting period--its lowest level since the issue came into existence in 1977.

By the end of the year, stock markets stabilized. In a move felt around the world, the Federal Reserve Board (the Fed) reassured markets by lowering the short-term target federal funds rate. In two steps, on September 29 and again on October 15, the rate dropped from 5.50% to 5.00%.

In late October, the Group of Seven countries--the United States, Japan, Germany, France, Britain, Italy, and Canada--agreed with a plan to allow the International Monetary Fund to provide $90 billion in loans to financially troubled countries, including Brazil.

HAVE YOU CHANGED THE WAY YOU MANAGE THE FUND AS A RESULT OF MARKET CONDITIONS?

In the first part of the year, we invested heavily in blue-chip stocks and enjoyed the bull market run-up in the United States and Europe. When markets turned turbulent over the summer, we increased the Fund's holdings in U.S. Treasury, German and U.K. bonds. As of October 31, 1998, 28.3% of the portfolio consisted of government bonds, a sector that greatly benefited from the drop in interest rates near the end of the fiscal year.

We also increased our exposure in consumer franchises such as Cadbury Schweppes, a British beverage company with strong brands including 7 UP, A&W Root Beer, Canada Dry, Dr Pepper, and Squirt. In addition, the Fund increased its investment in long-time holding Bristol-Myers Squibb, a U.S. health and personal care company with household names such as Clairol and Excedrin.

During the summer, we reduced the Fund's financial holdings, especially in European banks with exposure in emerging markets. At the end of the fiscal year, the Fund's investment in financial stocks was 19.1%, compared with 32.7% as of April 30, 1998, and 28.4% on October 31, 1997.

WHY IS THE FUND SO HEAVILY INVESTED IN EUROPE?

The Fund has been bullish on European stocks for several reasons. The first is price: European equities are trading at much lower valuations compared to U.S. stocks. In addition, we're positioning the Fund to benefit from structural changes as the European Economic and Monetary Union (EMU) takes shape over the next two years. Huge opportunities exist as governments turn over state-owned companies to private hands. We also expect consumer products firms with strong brands to benefit from an expanding customer base.


PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets


TOP 10 EQUITY HOLDINGS


 1.   Bristol-Myers Squibb Co. (U.S.)                   3.9%
 2.   UBS AG Registered (Switzerland)                   2.9
 3.   Cadbury Schweppes PLC (U.K.)                      2.7
 4.   Texas Utility Co. (U.S.)                          2.6
 5.   Royal Dutch Petroleum Co. (Netherlands)           2.3
 6.   Bestfoods (U.S.)                                  2.1
 7.   First Tennessee National Corp. (U.S.)             1.9
 8.   Royal & Sun Alliance Insurance Group PLC (U.K.)   1.9
 9.   Southern Co. (U.S.)                               1.8
 10.  McGraw-Hill, Inc. (U.S.)                          1.8



SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                             AIM GLOBAL GROWTH & INCOME FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

     We believe stable interest rates will continue to attract global investors. Inflation is likely to drop throughout Europe as countries in the EMU gravitate toward a single currency, the euro.

HOW WILL THE NEW CURRENCY IN EUROPE AFFECT THE FUND?

Europe will launch the euro starting January 1999. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The changeover will take place gradually. New coins and paper currency will not be introduced until January 2002. The euro is expected to bring greater unity to the European business world. Price comparison of goods, services, and labor across Europe will be much easier. Because of this "price transparency," European companies may be forced to become more competitive. Furthermore, the equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders. Europe's fixed-income markets could also be transformed. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

     The introduction of a new currency can present unique risks and uncertainties for investors. Please see your Fund prospectus for more information about these risk factors.

WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS IN GENERAL?

We're cautious about the prospects for worldwide earnings growth over the next two years. The problems in Asia, Russia, and Latin America will not disappear overnight. We expect slower growth, lower inflation, and falling commodity prices. Corporate earnings growth will be harder to sustain, and we expect them to be flat in 1999.

The drag on the U.S. and European economies may come from exports. The question will be whether internal consumer demand will be strong enough to offset a drop in spending from Asia, Latin America, and Eastern Europe.

Although we expect the markets to remain volatile, the Fund's investment discipline helps it weather market uncertainties. We emphasize high-quality blue-chip stocks with above-average dividend yields and AA or better-rated government bonds. The Fund also is globally well diversified. Our investment strategy positions the Fund to grow in value while providing a stable income stream.


TOP FIXED-INCOME HOLDINGS

                                         Coupon         Maturity     %

  1.          U.S. Treasury              10.625%         8/15/15     9.0%
  2.          German Government Bonds     6.25           4/26/06     5.4
  3.          U.S. Treasury              10.375         11/15/09     5.0
  4.          United Kingdom Treasury     8.00           6/7/21      3.2
  5.          German Government Bonds     5.65           1/4/28      2.6
  6.          German Government Bonds     8.25           9/20/01     2.4
  7.          United Kingdom Treasury     4.37*         12/7/28      0.4
  8.          U.S. Treasury               7.625          2/15/25     0.3


NUMBER OF HOLDINGS: 61

Cash Equivalent/Other Assets 3.7%
Government Notes and Bonds 28.3%
Common Stocks 68.0%
THESE PERCENTAGES WERE ATTACHED TO A PIE CHART


TOP 10 COUNTRIES


 1.        United States                              48.6%
 2.        United Kingdom                             16.6
 3.        Germany                                    13.6
 4.        Netherlands                                 5.4
 5.        Switzerland                                 4.8
 6.        Australia                                   3.8
 7.        Belgium                                     2.8
 8.        France                                      2.1
 9.        New Zealand                                 1.5
 10.       Italy                                       0.8



*Zero coupon bond; 4.37% is effective yield as of 10/31/98

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                             AIM GLOBAL GROWTH & INCOME FUND

                        ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GROWTH & INCOME FUND VS. BENCHMARK INDEXES

9/25/90--10/31/98


AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges

 CLASS A SHARES

 Inception (9/25/90)                        12.53%
 5 years                                    11.12
 1 Year                                     11.26*


*17.76% excluding sales charges


CLASS B SHARES

 Inception (10/22/92)                        13.63%
 5 years                                     11.41
 1 Year                                      11.93*


*16.93% excluding sales charges


ADVISOR CLASS

 Inception (6/1/95)                           16.90%
 1 year                                       18.27




                 AIM Global Growth           J.P Morgan Global
                  & Income Fund               Government Bond
                  Class A shares                  Index                      MSCI World Index


  9/90             9,444                      11,487                          10,000
 10/90             9,464                      11,942                          10,936
 10/91            10,948                      13,284                          12,733
 10/92            11,593                      14,955                          12,139
 10/93            14,503                      16,600                          15,498
 10/94            14,958                      17,036                          16,764
 10/95            15,896                      19,651                          18,446
 10/96            18,567                      20,851                          21,551
 10/97            22,095                      21,578                          25,268
 10/98            26,019                      21,317                          29,232



Source: Towers Data System HYPO -REGISTERED TRADEMARK-.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Past performance is no guarantee of comparable future results.

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/25/90--10/31/98. It is important to understand the difference between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the Morgan Stanley Capital International (MSCI) World Index is not managed and incurs no sales charges, expenses, or fees. (Please note that the MSCI World Index performance figures in the chart are for the period 9/30/90--10/31/98.) If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the J.P. Morgan Global Government Bond Index includes a number of mutual funds grouped by management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

                             AIM GLOBAL GROWTH & INCOME FUND

                        ANNUAL REPORT / FOR CONSIDERATION

WHY STAYING FULLY INVESTED HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.

     No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.

     For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.15% for the 50 years ending October 31, 1998. Those were five decades of wars, recessions, and political upheaval.

     If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.

     For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital International on October 31, 1978, your money would have grown to $103,110 by October 31, 1998. That's an average annual total return of 12.37%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 10.83%, and your investment would be worth $78,214. If you had missed the market's five best months, your return would have dropped to 9.01% and your investment would be worth $56,149.

     The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial adviser to talk about your portfolio.
Remember:

     -  think long-term
     -  diversify your investments
     -  avoid market timing
     -  maintain realistic expectations

PENALTY FOR MISSING THE MARKET
MSCI EAFE INDEX
Average annual total returns, 20 years ended 10/31/98

[Graphic Data]


12.37%     10.83%     9.01%     7.89%     6.81%     4.38%

Fully                                                               Miss the
Invested    Miss the 2    Miss the 5    Miss the 7    Miss the 9    14 Best
240 Months  Best Months   Best Months   Best Months   Best Months   Months

Past performance is no guarantee of comparable future results.

The EAFE -REGISTERED TRADEMARK- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International. Source: Lipper Analytical Services, Inc.

                             AIM GLOBAL GROWTH & INCOME FUND

ANNUAL REPORT / FOR CONSIDERATION

TAKE A CLOSER LOOK AT MARKET INDEXES

You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.

     "The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the
Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.

     If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.

     Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.

     There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.

     As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down-and vice

THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.

WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.

WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund.

Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.

What it tells you: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it.

The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.

                        AIM GLOBAL GROWTH & INCOME FUND

                             ANNUAL REPORT / FOR CONSIDERATION

versa. The chart at the right shows calendar-year returns for two domestic and one foreign equity index for the decade 12/31/87 through 12/31/97. The market segments often move out of synch, and performance leadership often rotates from one segment to another.

By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial adviser to build a diversified portfolio suited to fluctuating markets.

                               DIVERGING INDEXES


Total Return per
Calendar Year                  S&P 500 Index                 Europe-Australasia-Far        Russell 2000 Stock Index
1987--1997                     with Monthly Dividends        East Index with Dividends*

 12/88                          16.55%                        25.02%                        28.59%
 12/89                          31.64                         16.26                         10.8
 12/90                          -3.09                         19.48                         23.2
 12/91                          30.41                         46.04                         12.5
 12/92                           7.61                         18.41                         11.85
 12/93                          10.06                         18.88                         32.94
 12/94                           1.32                         -1.82                          8.06
 12/95                          37.54                         28.45                         11.55
 12/96                          22.95                         16.49                          6.36
 12/97                          33.35                         22.36                          2.06


Past performance is no guarantee of future investment results.

*International investing presents risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

A FEW MORE INDEXES

S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., CompuWare Corp., Starbucks Corp., and Office Depot. As of July 31, the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion.

WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.

WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from $171.7 million to $1.1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

THE EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.

WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.

An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

                             AIM GLOBAL GROWTH & INCOME FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Growth & Income Fund (formerly GT Global Growth & Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth & Income Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (19.1%)
  UBS AG - Registered .......................................   SWTZ           84,259   $ 23,108,090         2.9
    BANKS-MONEY CENTER
  First Tennessee National Corp. ............................   US            490,800     15,552,225         1.9
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK          1,621,400     14,838,645         1.9
    INSURANCE - MULTI-LINE
  First Union Corp. (N.C.) ..................................   US            232,000     13,456,000         1.7
    BANKS-REGIONAL
  ING Groep N.V. ............................................   NETH          266,878     12,916,678         1.6
    OTHER FINANCIAL
  American General Corp. ....................................   US            170,000     11,645,000         1.4
    INSURANCE-LIFE
  CGU PLC ...................................................   UK            694,750     11,001,855         1.4
    INSURANCE - MULTI-LINE
  National Australia Bank Ltd. ..............................   AUSL          674,825      8,941,431         1.1
    BANKS-MONEY CENTER
  Commonwealth Bank of Australia ............................   AUSL          713,000      8,863,481         1.1
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ......................................   UK            688,428      8,494,490         1.1
    BANKS-MONEY CENTER
  National Westminster Bank PLC .............................   UK            471,800      7,964,634         1.0
    BANKS-MONEY CENTER
  IKB Deutsche Industriebank AG .............................   GER           394,000      7,808,108         1.0
    BANKS-REGIONAL
  Credit Suisse Group .......................................   SWTZ           49,300      7,579,156         1.0
    BANKS-MONEY CENTER
  Fortis AG .................................................   BEL                --             --          --
    OTHER FINANCIAL
    CVG-/- ..................................................   --             34,440        241,967          --
    Strip VVPR-/- ...........................................   --             34,440          1,008          --
                                                                                        ------------
                                                                                         152,412,768
                                                                                        ------------
Consumer Non-Durables (16.1%)
  Cadbury Schweppes PLC .....................................   UK          1,381,800     21,153,539         2.7
    FOOD
  Bestfoods .................................................   US            300,000     16,350,000         2.1
    FOOD
  Avon Products, Inc. .......................................   US            364,000     14,446,250         1.8
    PERSONAL CARE/COSMETICS
  Reckitt & Colman PLC ......................................   UK            833,093     14,398,278         1.8
    HOUSEHOLD PRODUCTS
  Philip Morris Cos., Inc. ..................................   US            255,000     13,036,875         1.6
    TOBACCO AND FOOD
  Diageo PLC ................................................   UK          1,094,559     11,811,788         1.5
    BEVERAGES - ALCOHOLIC
  Anheuser-Busch Cos., Inc. .................................   US            188,371     11,196,301         1.4
    BEVERAGES - ALCOHOLIC
  Pernod Ricard .............................................   FR            158,720     10,574,284         1.3
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Foster's Brewing Group Ltd. ...............................   AUSL        3,500,000   $  8,596,875         1.1
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" ....................................   US             93,600      6,358,950         0.8
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                         127,923,140
                                                                                        ------------
Energy (15.2%)
  Texas Utilities Co. .......................................   US            470,000     20,562,500         2.6
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. .................................   NETH          371,840     17,956,938         2.3
    OIL
  Southern Co. ..............................................   US            520,000     14,657,500         1.8
    ELECTRICAL & GAS UTILITIES
  Exxon Corp. ...............................................   US            182,600     13,010,250         1.6
    ENERGY SOURCES
  Electrabel S.A. ...........................................   BEL            34,760     12,821,311         1.6
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ...............................................   US            162,600     12,306,788         1.6
    ENERGY SOURCES
  Reunies Electrobel & Tractebel S.A. .......................   BEL            57,935      9,667,140         1.2
    ELECTRICAL & GAS UTILITIES
  RWE AG ....................................................   GER           134,620      7,304,015         0.9
    ENERGY EQUIPMENT & SERVICES
  PG&E Corp. ................................................   US            220,000      6,696,250         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine .............................................   FR             52,475      6,075,486         0.8
    OIL
                                                                                        ------------
                                                                                         121,058,178
                                                                                        ------------
Services (12.7%)
  McGraw-Hill, Inc. .........................................   US            162,000     14,569,875         1.8
    BROADCASTING & PUBLISHING
  Bell Atlantic Corp. .......................................   US            250,000     13,281,250         1.7
    TELEPHONE - REGIONAL/LOCAL
  Telecom Corporation of New Zealand Ltd.: ..................   NZ                 --             --         1.5
    TELEPHONE NETWORKS
    Common ..................................................   --          2,614,200     10,721,872          --
    ADR{\/} .................................................   --             38,000      1,254,000          --
  Deutsche Telekom AG .......................................   GER           380,000     10,359,253         1.3
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. ....................................   US            309,800      8,790,575         1.1
    BROADCASTING & PUBLISHING
  Koninklijke KPN N.V. ......................................   NETH          220,005      8,551,431         1.1
    TELEPHONE NETWORKS
  Reuters Group PLC .........................................   UK            716,181      7,369,103         0.9
    BROADCASTING & PUBLISHING
  Swisscom AG-/- ............................................   SWTZ           20,820      7,054,762         0.9
    TELEPHONE NETWORKS
  Telecom Italia SpA ........................................   ITLY          900,000      6,508,791         0.8
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  EMI Group PLC .............................................   UK            887,600   $  5,260,704         0.7
    LEISURE & TOURISM
  TABCORP Holdings Ltd. .....................................   AUSL          634,500      4,221,011         0.5
    LEISURE & TOURISM
  TNT Post Group N.V.-/- ....................................   NETH          112,735      3,017,855         0.4
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                         100,960,482
                                                                                        ------------
Health Care (4.9%)
  Bristol Myers Squibb Co. ..................................   US            277,400     30,670,038         3.9
    PHARMACEUTICALS
  American Home Products Corp. ..............................   US            170,000      8,287,500         1.0
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          38,957,538
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $365,036,400) ................                            541,312,106        68.0
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (28.3%)
  Germany (10.4%)
    Deutschland Republic:
      6.25% due 4/26/06 .....................................   DEM        62,840,000     43,157,651         5.4
      5.625% due 1/4/28 .....................................   DEM        32,375,000     20,814,596         2.6
      8.25% due 9/20/01 .....................................   DEM        27,700,000     18,856,619         2.4
  United Kingdom (3.6%)
    United Kingdom Treasury:
      8% due 6/7/21 .........................................   GBP        10,920,000     25,684,015         3.2
      (effective yield 4.37%) due 12/7/28 {=} ...............   GBP         6,500,000      2,764,289         0.4
  United States (14.3%)
    United States Treasury:
      10.625% due 8/15/15 ...................................   USD        44,500,000     71,338,078         9.0
      10.375% due 11/15/09 ..................................   USD        31,000,000     40,163,163         5.0
      7.625% due 2/15/25 ....................................   USD         2,100,000      2,762,402         0.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $215,000,367) ..............................................                            225,540,813
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $215,000,367) ..........                            225,540,813        28.3
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Societe Generale Banque put warrants due 11/15/99 Tractebel
   (cost $0) ................................................   BEL            11,587          3,053          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $23,860,000 U.S. Treasury Notes, 6.75%
   due 4/30/00 (market value of collateral is $25,500,375,
   including accrued interest).  ............................                             25,000,000         3.1

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $360,000 U.S. Treasury Bonds, 11.25% due
   2/15/15 (market value of collateral is $611,477, including
   accrued interest).  ......................................                           $    597,000         0.1
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $25,597,000) ..............                             25,597,000         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $605,633,767)  * ....................                            792,452,972        99.5
Other Assets and Liabilities ................................                              4,372,266         0.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $796,825,238       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {=}  Zero coupon bond.
          * For Federal income tax purposes, cost is $607,048,328 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 189,396,722
                 Unrealized depreciation:            (3,992,078)
                                                  -------------
                 Net unrealized appreciation:     $ 185,404,644
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    3.8                                   3.8
Belgium (BEL/BEF) ....................    2.8                                   2.8
France (FR/FRF) ......................    2.1                                   2.1
Germany (GER/DEM) ....................    3.2        10.4                      13.6
Italy (ITLY/ITL) .....................    0.8                                   0.8
Netherlands (NETH/NLG) ...............    5.4                                   5.4
New Zealand (NZ/NZD) .................    1.5                                   1.5
Switzerland (SWTZ/CHF) ...............    4.8                                   4.8
United Kingdom (UK/GBP) ..............   13.0         3.6                      16.6
United States (US/USD) ...............   30.6        14.3            3.7       48.6
                                        ------      -----            ---      -----
Total  ...............................   68.0        28.3            3.7      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $796,825,238.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                                OCTOBER 31, 1998

                                           MARKET VALUE      CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE        DATE     APPRECIATION
----------------------------------------  --------------   ------------  --------  --------------
British Pounds..........................      55,676,804        0.60285   1/29/99   $   224,756
                                          --------------                           --------------
  Total Contract to Sell (Receivable
   amount $55,901,560)..................      55,676,804                                224,756
                                          --------------                           --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.99%.
  Total Open Forward Currency
   Contract.............................                                            $   224,756
                                                                                   --------------
                                                                                   --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $605,633,767) (Note 1).................................  $792,452,972
  U.S. currency....................................................................................          136
  Interest receivable..............................................................................    5,521,680
  Dividends and dividend withholding tax reclaims receivable.......................................    1,924,096
  Receivable for securities sold...................................................................    1,287,673
  Receivable for Fund shares sold..................................................................      782,800
  Receivable for open forward foreign currency contracts (Note 1)..................................      224,756
                                                                                                     -----------
    Total assets...................................................................................  802,194,113
                                                                                                     -----------
Liabilities:
  Payable for Fund shares repurchased..............................................................    1,596,936
  Payable for securities purchased.................................................................    1,559,592
  Payable for service and distribution expenses (Note 2)...........................................    1,168,454
  Payable for investment management and administration fees (Note 2)...............................      634,873
  Payable for transfer agent fees (Note 2).........................................................      182,161
  Payable for printing and postage expenses........................................................      104,124
  Payable for custodian fees.......................................................................       44,676
  Payable for professional fees....................................................................       39,377
  Payable for registration and filing fees.........................................................       18,504
  Payable for fund accounting fees (Note 2)........................................................        9,251
  Payable for Trustees' fees and expenses (Note 2).................................................        8,979
  Other accrued expenses...........................................................................        1,948
                                                                                                     -----------
    Total liabilities..............................................................................    5,368,875
                                                                                                     -----------
Net assets.........................................................................................  $796,825,238
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($306,278,696 DIVIDED BY 33,081,644 shares
 outstanding)......................................................................................  $      9.26
                                                                                                     -----------
                                                                                                     -----------
Maximum offering price per share (100/94.50 of $9.26) *............................................  $      9.80
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($483,307,176 DIVIDED BY 52,248,436 shares
 outstanding)......................................................................................  $      9.25
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($7,239,366 DIVIDED BY
 782,121 shares outstanding).......................................................................  $      9.26
                                                                                                     -----------
                                                                                                     -----------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $467,573,561
  Accumulated net realized gain on investments and foreign currency transactions...................  142,061,286
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies.......      371,186
  Net unrealized appreciation of investments.......................................................  186,819,205
                                                                                                     -----------
Total -- representing net assets applicable to capital shares outstanding..........................  $796,825,238
                                                                                                     -----------
                                                                                                     -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,274,284)............................  $15,652,077
  Interest income...........................................................................   12,405,553
  Securities lending income.................................................................      670,939
                                                                                              -----------
    Total investment income.................................................................   28,728,569
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    7,885,054
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,090,317
    Class B....................................................................    4,987,749    6,078,066
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,254,000
  Custodian fees............................................................................      451,000
  Printing and postage expenses.............................................................      385,825
  Fund accounting fees (Note 2).............................................................      210,440
  Professional fees.........................................................................      136,000
  Registration and filing fees..............................................................       55,955
  Trustees' fees and expenses (Note 2)......................................................       20,150
  Other expenses (Note 1)...................................................................      223,249
                                                                                              -----------
    Total expenses before reductions........................................................   16,699,739
                                                                                              -----------
      Expense reductions (Note 5)...........................................................      (40,023)
                                                                                              -----------
    Total net expenses......................................................................   16,659,716
                                                                                              -----------
Net investment income.......................................................................   12,068,853
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................  150,980,039
  Net realized loss on foreign currency transactions...........................   (4,238,589)
                                                                                 -----------
    Net realized gain during the year.......................................................  146,741,450
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies.......................................    2,776,067
  Net change in unrealized appreciation (depreciation) of investments..........  (32,685,753)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (29,909,686)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................  116,831,764
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $128,900,617
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                                                --------------------------
                                                                                    1998          1997
                                                                                ------------  ------------
Increase in net assets
Operations:
  Net investment income.......................................................  $ 12,068,853  $ 16,790,846
  Net realized gain on investments and foreign currency transactions..........   146,741,450    24,005,528
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies...............................     2,776,067    (4,059,448)
  Net change in unrealized appreciation (depreciation) of investments.........   (32,685,753)   84,674,909
                                                                                ------------  ------------
    Net increase in net assets resulting from operations......................   128,900,617   121,411,835
                                                                                ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................................    (4,583,653)   (7,733,156)
  From net realized gain on investments.......................................    (8,368,465)     (757,327)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................................    (4,410,176)   (9,266,887)
  From net realized gain on investments.......................................   (13,388,382)     (907,529)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................................      (100,933)     (125,777)
  From net realized gain on investments.......................................      (131,267)      (12,318)
                                                                                ------------  ------------
    Total distributions.......................................................   (30,982,876)  (18,802,994)
                                                                                ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............................   548,028,420   426,976,337
  Decrease from capital shares repurchased....................................  (601,598,746) (450,361,754)
                                                                                ------------  ------------
    Net decrease from capital share transactions..............................   (53,570,326)  (23,385,417)
                                                                                ------------  ------------
Total increase in net assets..................................................    44,347,415    79,223,424
Net assets:
  Beginning of year...........................................................   752,477,823   673,254,399
                                                                                ------------  ------------
  End of year *...............................................................  $796,825,238  $752,477,823
                                                                                ------------  ------------
                                                                                ------------  ------------
 * Includes undistributed net investment income...............................  $         --  $         --
                                                                                ------------  ------------
                                                                                ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)      1996        1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.17        0.21        0.22        0.24        0.22
  Net realized and unrealized gain
   (loss) on investments................       1.25        1.12        0.82        0.13       (0.03)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.42        1.33        1.04        0.37        0.19
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.13)      (0.21)      (0.24)      (0.22)      (0.21)
  From net realized gain on
   investments..........................      (0.24)      (0.02)      (0.04)      (0.01)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.37)      (0.23)      (0.28)      (0.23)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    9.26   $    8.21   $    7.11   $    6.35   $    6.21
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      17.76%      19.01%      16.80%       6.27%       3.14%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 306,279   $ 292,528   $ 286,203   $ 284,069   $ 317,847
Ratio of net investment income to
 average net assets.....................       1.87%       2.74%       3.17%       3.85%       3.30%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       1.64%       1.50%       1.59%       1.70%       1.67%
  Without expense reductions............       1.65%       1.64%       1.66%       1.74%        N/A
Portfolio turnover rate++...............         92%         50%         39%         83%        117%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)      1996        1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.11        0.16        0.17        0.20        0.18
  Net realized and unrealized gain
   (loss) on investments................       1.25        1.13        0.82        0.13       (0.03)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.36        1.29        0.99        0.33        0.15
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.08)      (0.17)      (0.20)      (0.18)      (0.17)
  From net realized gain on
   investments..........................      (0.24)      (0.02)      (0.03)      (0.01)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.32)      (0.19)      (0.23)      (0.19)      (0.23)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    9.25   $    8.21   $    7.11   $    6.35   $    6.21
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      16.93%      18.28%      16.06%       5.57%       2.48%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 483,307   $ 456,893   $ 383,966   $ 356,796   $ 359,242
Ratio of net investment income to
 average net assets.....................       1.22%       2.09%       2.52%       3.20%       2.65%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       2.29%       2.15%       2.24%       2.35%       2.32%
  Without expense reductions............       2.30%       2.29%       2.31%       2.39%        N/A
Portfolio turnover rate++...............         92%         50%         39%         83%        117%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,              TO
                                          ------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)       1996         1995
                                          -----------  -----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    8.20    $    7.10   $    6.35     $    6.24
                                          -----------  -----------  ----------  -------------
Income from investment operations:
  Net investment income.................        0.21         0.23        0.23          0.11
  Net realized and unrealized gain
   (loss) on investments................        1.25         1.13        0.82          0.13
                                          -----------  -----------  ----------  -------------
    Net increase from investment
     operations.........................        1.46         1.36        1.05          0.24
                                          -----------  -----------  ----------  -------------
Distributions to shareholders:
  From net investment income............       (0.16)       (0.24)      (0.26)        (0.13)
  From net realized gain on
   investments..........................       (0.24)       (0.02)      (0.04)           --
                                          -----------  -----------  ----------  -------------
    Total distributions.................       (0.40)       (0.26)      (0.30)        (0.13)
                                          -----------  -----------  ----------  -------------
Net asset value, end of period..........   $    9.26    $    8.20   $    7.10     $    6.35
                                          -----------  -----------  ----------  -------------
                                          -----------  -----------  ----------  -------------

Total investment return (c).............       18.27%       19.23%      17.19%         3.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   7,239    $   3,057   $   3,085     $     944
Ratio of net investment income to
 average net assets.....................        2.22%        3.09%       3.52%         4.20%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......        1.29%        1.15%       1.24%         1.35%(a)
  Without expense reductions............        1.30%        1.29%       1.31%         1.39%(a)
Portfolio turnover rate++...............          92%          50%         39%           83%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Growth & Income Fund (the "Fund"), formerly GT Global Growth & Income Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly GT Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Fund deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $50,614,150 were on loan to brokers. The loans were secured by cash collateral of $52,108,865. For the year ended October 31, 1998, the Fund received fees of $670,939.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,315,595, with a weighted average interest rate of 6.35%. Interest expense for the Fund for the year ended October 31, 1998, was $207,044, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $27,462 and $29,395, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs for the year ended October 31, 1998 of $1,692. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $451,820 and $721,075, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of

$5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $438,460,594 and $579,200,900, respectively. Purchases and sales of U.S. government obligations were $293,744,805 and $240,337,698, respectively, for the year ended October 31, 1998.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                         YEAR ENDED                YEAR ENDED
                                                                      OCTOBER 31, 1998          OCTOBER 31, 1997
                                                                  ------------------------  -------------------------
CLASS A                                                             SHARES       AMOUNT       SHARES        AMOUNT
----------------------------------------------------------------  -----------  -----------  -----------  ------------
Shares sold.....................................................   40,631,419  $363,947,180  37,585,791  $289,617,397
Shares issued in connection with reinvestment of
  distributions.................................................    1,294,169   11,189,344      935,467     7,161,559
                                                                  -----------  -----------  -----------  ------------
                                                                   41,925,588  375,136,524   38,521,258   296,778,956
Shares repurchased..............................................  (44,464,914) (400,082,759) (43,156,190) (332,338,391)
                                                                  -----------  -----------  -----------  ------------
Net decrease....................................................   (2,539,326) $(24,946,235)  (4,634,932) $(35,559,435)
                                                                  -----------  -----------  -----------  ------------
                                                                  -----------  -----------  -----------  ------------

CLASS B
----------------------------------------------------------------
Shares sold.....................................................   12,852,707  $115,998,695  12,634,686  $ 97,336,518
Shares issued in connection with reinvestment of
  distributions.................................................    1,736,739   14,930,372    1,087,287     8,343,350
                                                                  -----------  -----------  -----------  ------------
                                                                   14,589,446  130,929,067   13,721,973   105,679,868
Shares repurchased..............................................  (17,992,943) (162,624,547) (12,063,889)  (93,059,122)
                                                                  -----------  -----------  -----------  ------------
Net increase (decrease).........................................   (3,403,497) $(31,695,480)   1,658,084 $ 12,620,746
                                                                  -----------  -----------  -----------  ------------
                                                                  -----------  -----------  -----------  ------------
ADVISOR CLASS
----------------------------------------------------------------
Shares sold.....................................................    4,670,023  $41,740,705    3,177,501  $ 24,442,634
Shares issued in connection with reinvestment of
  distributions.................................................       25,259      222,124        9,792        74,879
                                                                  -----------  -----------  -----------  ------------
                                                                    4,695,282   41,962,829    3,187,293    24,517,513
Shares repurchased..............................................   (4,285,866) (38,891,440)  (3,248,879)  (24,964,241)
                                                                  -----------  -----------  -----------  ------------
Net increase (decrease).........................................      409,416  $ 3,071,389      (61,586) $   (446,728)
                                                                  -----------  -----------  -----------  ------------
                                                                  -----------  -----------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $40,023 under these arrangements.

6. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................      39,225,701     1,056,645     13,378,967*
(2)(b) Approval of sub-advisory and sub-administration contract....     38,944,404     1,186,043     13,530,866*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................      18,231,511       633,604      1,624,850
      CLASS B SHARES..............................................      29,206,760       734,958      2,693,335
(4)(a) Modification of Fundamental Restriction on Concentration....     38,595,526     1,334,363     13,731,424*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      38,602,220     1,327,669     13,731,424*
(4)(c) Modification of Fundamental Restriction on Making Loans.....     38,604,739     1,325,150     13,731,424*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      38,604,247     1,325,642     13,731,424*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................      38,605,220     1,324,669     13,731,424*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................      38,588,769     1,341,120     13,731,424*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................      38,586,718     1,343,171     13,731,424*
(4)(h) Elimination of Fundamental Restriction on Investing in
       Illiquid Securities........................................      38,596,890     1,332,999     13,731,424*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...     38,591,039     1,338,850     13,731,424*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      38,603,432     1,326,457     13,731,424*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      38,602,458     1,327,431     13,731,424*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in which Officers and Board Members
       of Each Company and its Affiliates own Securities..........      38,593,114     1,336,775     13,731,424*
(4)(m) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      38,590,154     1,339,735     13,731,424*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $41,888,115 as capital gain dividends for the fiscal year ended October 31, 1998.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 41.37% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Asset Management Ltd.
11 Devonshire Square
London EC2M 4YR
England


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


Global Growth & Income Funds

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GGI-AR-1